PROSPECTUS SUPPLEMENT - November 6, 2002*

AXP(R) Selective Fund (July 30, 2002) S-6376-99 W (7/02)

Effective immediately, the "Investment Manager" section is revised to read:

INVESTMENT MANAGER
The Fund's assets are invested in Quality Income Portfolio (the Portfolio), which is managed by AEFC.

The Portfolio is managed by a team of portfolio managers led by Colin Lundgren, vice president and senior portfolio manager.

Mr. Lundgren joined AEFC in 1986 as Manager of the Investment Statistical Group. Since then, he has held various positions of responsibility for the development and operation of enhanced equity index products, fixed income quantitative analysis, and mortgage sector analysis. In 1995, Mr. Lundgren became an Associate Portfolio Manager for IDS Advisory and Wealth Management Service and in 1997, he was promoted to Portfolio Manager with new responsibilities covering the IDS Life Series - Government Securities Portfolio. He also leads the team of portfolio managers on AXP Mutual. Mr. Lundgren was awarded his CFA designation in 1995 and is a member of the Twin Cities Society of Securities Analysts. He holds a BA in Political Science from Lake Forest College.

The team includes:

Willie Brown, portfolio manager, joined AEFC in January 1995 after working as a financial consultant for a subsidiary of Raymond James Financial. Prior to becoming a Quantitative Analyst, he worked as a Pricing Analyst in the Investment Operations Department at AEFC and most recently, as a Statistical Analyst with the Fixed Income Support Team. Mr. Brown received his MBA in Finance from the University of Minnesota and a BS in Finance from Drake University, Des Moines, Iowa. He also co-manages AXP Mutual.

Tim Palmer, senior portfolio manager, joined AEFC in April 2001 with more than 14 years of investment experience. Prior to that he was CEO and managing principal at Atlas Capital Management, a hedge fund firm. Prior to that he was a fixed income senior portfolio manager at Investment Advisors, Inc. Mr. Palmer graduated with a BA in Economics from University of St. Thomas and an MBA in Finance from Columbia University. He earned his CFA designation in 1993. Mr. Palmer also co-manages AXP Mutual and IDS Life Series - Managed Portfolio.

Tim Doubek, senior portfolio manager, joined AEFC in June 2001 with more than 13 years of investment experience. For the last five years, Mr. Doubek was principal and senior portfolio manager at Lincoln Capital Management in Chicago. Prior to Lincoln Capital, he was fixed income portfolio manager at Northwestern Mutual Life Insurance Company in Milwaukee. Mr. Doubek graduated with a BA in Chemistry from the University of Wisconsin and an MBA from the University of Michigan School of Business. He also was awarded a CFA designation. Mr. Doubek also co-manages AXP Mutual.

(The rest of the section remains unchanged)


S-6376-1 A (11/02)

*Valid until next prospectus date

Destroy July 30, 2003